AMENDMENT NUMBER ONE
                                     TO THE
                   GLOBALTRON CORPORATION STOCK INCENTIVE PLAN

         WHEREAS, Globaltron Corporation (the "Company") maintains the Globaltron Corporation Stock Incentive Plan (the "Plan");

         WHEREAS, pursuant to Section 10 of the Plan, the Board of Directors may at any time amend the Plan; and

         WHEREAS, the Board of Directors desires to amend the Plan.

         NOW, THEREFORE, pursuant to Section 10 of the Plan, the Plan is hereby amended, effective as of April 30, 2001, as follows:

         1. The first sentence of Section 4.1(a) of the Plan is amended in its entirety to read as follows:

                  "The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not exceed 4,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2); provided, however, that, notwithstanding the foregoing, the number of shares of Common Stock with respect to which Awards of Incentive Stock Options may be granted under this Plan shall not exceed 3,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2)."

         2. Section 11.2 of the Plan is amended by deleting "50,000" and substituting "150,000" in lieu thereof.

         3.       A new Section 11.8 is added to the Plan to read as follows:

                  "11.8 Special One-Time Grant. In addition to the Stock
                  Options granted pursuant to Section 11.2, each Non-Employee Director serving on the Board on April 30, 2001 shall, subject to the terms of the Plan, be granted a Stock Option to purchase 75,000 shares of Common Stock as of April 30, 2001. Stock Options granted pursuant to this Section 11.8 shall have the same terms and conditions as the Stock Options granted pursuant to Section 11.2."

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 30th day of April, 2001.

                                         GLOBALTRON CORPORATION



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